Supplement Dated December 20, 2002*
                      to the Prospectus Dated June 28, 2002
                    of IDS Life Series Fund, Inc. S-6191-99 T

The following revision applies to the IDS Life Series - Money Market Portfolio section of the prospectus:

The "Management" section is revised as follows:

Jerri I. Cohen, vice president and portfolio manager, joined AEFC in December 2002 with 20 years of investment experience. Prior to joining AEFC, Ms. Cohen was a portfolio manager at Zurich Scudder Investments from 1992 to 2000. From 2000 to 2002, she served as a sector leader/portfolio manager supervising a team managing 30 taxable and tax-exempt money funds. She has a bachelor's degree in accounting from the University of Illinois and an MBA from Northwestern University, Kellogg School of Management. She is a CFA charterholder. She also serves as portfolio manager for AXP Cash Management Fund, AXP Variable Portfolio
- Cash Management Fund and AXP Tax-Free Money Fund.

S-6191-4 C (12/02)
* Valid until June 28, 2003.